UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2007
NUVEEN INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11123 (Commission File Number)	36-3817266 (I.R.S. Employer Identification No.)

333 West Wacker Drive, Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
Registrant’s telephone number, including area code: (312) 917-7700
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)
☐ Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 8.01 Other Events.
On August 9, 2007, Nuveen Investments, Inc. issued the press release attached hereto as Exhibit 99.1, which is incorporated into this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1      Press release of Nuveen Investments, Inc. issued August 9, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN INVESTMENTS, INC.
By:	/s/ Larry W. Martin
Larry W. Martin
Vice President

Dated: August 9, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press release of Nuveen Investments, Inc. issued August 9, 2007